Solis Tek Inc.

How to Subscribe:

Investors who desire to subscribe for, Common Shares of Solis Tek Inc (a Nevada corporation) (the "Company"), he, she, or an entity, should deliver the following to the Company:

a) An executed copy of the Subscription Agreement and Questionnaire attached hereto;

and

b) A check payable to **Solis Tek Inc.,** in the amount determined by multiplying $_______ by the number of Shares to be purchased, with a minimum subscription of $__________________ (___________ Shares). If your subscription is accepted, a countersigned copy of the Subscription Agreement will be sent to you.

The subscription documents, along with payment, should be delivered to:

Alan Lien, CEO

Solis Tek Inc.

16926 East Keegan, Avenue,

Carson, CA 90746

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "AGREEMENT") RELATES TO AN OFFERING OF COMMON STOCK RELYING UPON ONE OR MORE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE FEDERAL SECURITIES LAWS PURSUANT TO SECTION 4(2) AND/OR RULE 506 OF REGULATION D ("REGULATION D") AS PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE "SEC") UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NONE OF THE SHARES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED NONE MAY BE OFFERED OR SOLD, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

This Agreement ("Agreement"), dated _________ _, 2017, is executed by and between Solis Tek Inc., a Nevada corporation (the "Company"), and each investor tendering to the Company an executed signature page to this Agreement (each a "Purchaser'), with reference to the following facts:

A. The Company is conducting a best efforts offering of shares of Common Stock (the "Shares") (sometimes referred to herein as the "Securities") at a purchase price of $__ ______ per Share.

In connection with this offering, the Company will accept maximum investment proceeds of $ ______________.

B. Each Purchaser has agreed to purchase the number of Shares, indicated on the signature page tendered by the Purchaser to the Company at a per Share purchase price of $___________, (with each Purchaser's aggregate purchase price being herein referred to as the "Purchase Price").

C. The Company and each Purchaser are entering into this Agreement to reflect the terms and conditions with respect to the Purchaser's investment in the Shares.

D. As to each Purchaser, this Agreement shall become effective and binding upon the Company only when (i) this Agreement is accepted by the Company (as indicated by the Company's execution of this Agreement and countersignature of the Purchaser's signature page to this Agreement, with such action being herein referred to as the

"Acceptance") and (ii) delivery is made by the Purchaser to the Company of the Payment (defined below).

NOW, THEREFORE, in respect of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. SUBSCRIPTION

a. Each Purchaser hereby agrees to subscribe for and to purchase the number of Shares set forth on such Purchaser's signature page hereto (the "Subscription") in exchange for the Purchase Price (which shall be paid in United States dollars).

b. With respect to each Purchaser, following (i) the Company's Acceptance and (ii) the Company's receipt of immediately available funds representing the Purchaser's Purchase Price (the "Payment"), the Company shall issue to such Purchaser appropriate certificates representing the Shares purchased hereby.

2. REPRESENTATIONS AND WARRANTIES

Each Purchaser hereby represents and warrants to the Company as follows:

a. General.

(i) If the Purchaser is a natural person, the Purchaser is 21 years of age or older and a U.S. citizen.

(ii) If the Purchaser is a corporation, trust, partnership, limited liability company or other entity, it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or formation, it has the power and authority to own its property and carry on its business as presently conducted, and it is duly qualified to do business and is in good standing in each of the jurisdictions in which the nature of its business so requires.

(iii) The Purchaser has the full right, power and authority to execute and deliver this Subscription Agreement and Questionnaire, and to perform all of the Purchaser's obligations hereunder and thereunder, and if the Purchaser is a corporation, trust, partnership, limited liability company or other entity, the execution, delivery and performance by the Purchaser of this Agreement have been duly authorized by all necessary organizational action.

b. The Purchaser has full capacity, power and authority to execute and deliver this Agreement. Without limiting the terms of the investment representations set forth below, the Purchaser represents that the Purchaser:

(i) has received and has had an opportunity to ask questions and receive answers from the Company and its officers and directors regarding matters relevant to the Company and an investment therein (e.g., as represented by the Subscription) including, without limitation, (1) the terms and conditions of the Subscription, (2) the Company's intended business plan, (3) the Company's capitalization and charter documents, (4) the status and nature of the Company's assets, (5) the status and nature of the Company's liabilities (including amounts and other obligations owed to third parties), (6) the Company's current third party arrangements, (7) the early-stage nature of the Company's business, (8) the business prospects and financial affairs of the Company, (9) the competitive environment which the Company and its proposed products and services face, (10) the status of the Company's intellectual property rights, and, (11) the Company's imminent need for substantial amounts of additional financing;

(ii). has had the opportunity to obtain any and all information which the Purchaser deemed necessary to evaluate the Company and the investment represented by the Subscription as well as to verify the accuracy of information otherwise provided to the Purchaser.

(iii) is experienced in making investments in the unregistered and restricted securities of early and development stage companies and understands that such investments (including the Subscription) involve a high degree of speculation and risk.

(iv) has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of the investment in the Company represented by the Subscription and, by reason of the Purchaser's financial and business experience, the Purchaser has the capacity to protect the Purchaser's interest in connection with the Subscription.

(v) is financially able to bear the economic risk of the investment represented by the Subscription, including a total loss of such investment.

(vi) has (1) a preexisting personal or business relationship with the Company or one or more of its officers, directors or control persons or (2) by reason of the Purchaser's business or financial experience, the Purchaser is capable of evaluating the risks and merits of the investment represented by the Subscription and of protecting the Purchaser's own interests in connection with such investment; or,

(vii) The Purchaser is representing and warranting that the Purchaser is (i) an "Accredited Investor", as the term is defined in Rule 501(a) of the Securities Act, or (ii) a sophisticated non-accredited investor, as more completely set forth on the Accredited and Sophisticated Investor Questionnaire attached as Schedule B hereto, which is incorporated by reference as if more fully set forth herein. The Purchaser shall submit to the Company such further assurances of accredited or sophisticated status as may reasonably be requested by the Company.

c. If the Purchaser is an entity, the Purchaser has not been formed for the purpose of effecting the Subscription or otherwise making an investment in the Company.

d. The Shares are being acquired by the Purchaser (i) solely for investment purposes, (ii) for the Purchaser's own account only and (iii) not for sale, transfer or with a view to any distribution of all or any part of such Shares. No other person will have any direct or indirect beneficial interest in the Shares.

e. The Purchaser has not engaged any brokers, finders or agents and has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finder's fees or agents' commissions, or any similar charges in connection with this Agreement and the transactions contemplated hereby.

f. <u>Representations and Warranties by Purchaser under the United States Patriot Act.</u>

(i) The Purchaser represents that the funds to be paid by the Purchaser to the Company were not and are not directly or indirectly derived from activities that may contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by the U.S. Treasury Department's Office of Foreign Assets Control ("OFAC") prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals.[1] The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC ("OFAC Programs") prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

(ii) The Purchaser hereby represents and warrants that, to the best of the Purchaser's knowledge: (i) the Purchaser; (ii) any person controlling or controlled by the Purchaser; (iii) if the Purchaser is a privately held entity, any person having a beneficial interest in the Purchaser; or (iv) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is not a country, territory, individual or entity named on an OFAC list or a person or entity prohibited under the OFAC Programs.

(iii) The Purchaser represents and warrants that, to the best of the Purchaser's knowledge, (i) the Purchaser; (ii) any person controlling or controlled by the Purchaser; (iii) if the Purchaser is a privately held entity, any person having a beneficial interest in the Purchaser; or (iv) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is not a senior foreign political figure, any immediate family member or close associate of a senior foreign political figure as such terms are defined as follows:

a. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

b. A "senior foreign political figure" is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation. In addition, a "senior foreign political figure" includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

c. "Immediate family" of a senior foreign political figure typically includes the figure's parents, siblings, spouse, children and in-laws.

d. A "close associate" of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial U.S. and non-U.S. financial transactions on behalf of the senior foreign political figure.

3. UNDERSTANDINGS AND ACKNOWLEDGEMENTS

a. Each Purchaser acknowledges that the Securities have not been registered under the Act or qualified under the California Corporate Securities Law of 1968, as amended, or any other applicable blue sky laws in reliance, in part, on the representations and warranties herein.

b. Each Purchaser understands that (i) the Securities are "restricted securities" under the Federal Securities laws (e.g., the Act) insofar as the Securities will be acquired from the Company in a transaction not involving a public offering, (ii) under such laws and applicable regulations, the Securities may be resold without registration under the Act only in certain limited circumstances and (iii) in the absence of registration under the Act (which is not presently contemplated and with respect to which the Company has no obligation) the Securities must be held indefinitely. Each Purchaser understands the resale limitations imposed by the Act and is familiar with Rule 144 under the Act, as presently in effect, and the conditions which must be met in order for Rule 144 to be available with respect to the resale of "restricted securities".

c. Each Purchaser understands that any certificates evidencing the Shares and Warrants will bear one or all of the following legends:

(i) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY

THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT."

(ii) Any legend required by applicable state securities laws.

(iii) Any legend required by any applicable shareholders' agreement.

4. COVENANTS

a. Without in any way limiting the representations set forth above, each Purchaser further agrees not to make any disposition of all or any portion of the Securities purchased hereunder unless and until:

(i) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement and any applicable requirements of state securities laws; or,

(ii) Such Purchaser shall have:

(1) notified the Company of the proposed disposition,

(2) furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and,

(3) furnished the Company with a written opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of any securities under the Act or the consent of (or a permit from) any authority under any applicable state securities laws.

b. In the case of any disposition of any Securities pursuant to Rule 144 under the Act, then in addition to the matters set forth in paragraph 4(a)(ii) above, the Purchaser at issue shall promptly forward to the Company a copy of any Form 144 filed with the Securities and Exchange Commission (the "SEC") with respect to such disposition and a letter from the executing broker satisfactory to the Company evidencing compliance with Rule 144. If Rule 144 is amended or if the SEC's interpretations thereof in effect at the time of any such disposition by the Purchaser have changed from the SEC's present interpretations thereof, the Purchaser at issue shall provide the Company with such additional documents as the Company may reasonably require.

c. In the event of a future public offering relating to the Company's securities, each Purchaser shall enter into a lock-up agreement upon such terms as shall be requested by the managing underwriter for such offering.

d. To the extent that any Purchaser pays the purchase price for any of the Shares with funds from the Purchaser's self-directed Individual Retirement Account (an

"IRA"), each such Purchaser hereby represents, warrants and covenants as follows: (i) the purchase of such securities will not constitute a "prohibited transaction" for purposes of any law or regulation applicable to the IRA, and such Purchaser has confirmed this fact with independent legal counsel; (ii) no prohibition exists with respect to the use of funds from the IRA to effect the purchase of such securities (or any other transaction contemplated by this Agreement); (iii) such Purchaser is the sole person with any authority over investments made with respect to funds from the IRA, and such Purchaser is the sole owner of beneficial interests in the IRA; and, (iv) such Purchaser will protect, indemnify and hold the Company and its officers, directors, affiliates, shareholders, successors and assigns harmless from and against any and all claims, fees, penalties, taxes, interest, liabilities, obligations, damages, costs, losses and expenses (including, without limitation, attorneys' fees and expenses) arising out of the use of funds from the IRA to purchase such securities.

5. MISCELLANEOUS

a. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California (without regard to the conflicts of law principles thereof). All legal actions arising under this Agreement shall be instituted in, the County Los Angeles, State of California, and both Company and Purchaser consent to such jurisdiction and venue.

b. This Agreement embodies the entire understanding between the parties and supersedes any prior understandings, agreements and arrangements between the parties respecting the subject matter hereof. There are no representations, warranties, agreements, arrangements or understandings, oral or written, between the parties hereto relating to the subject matter of this Agreement which are not fully expressed herein.

c. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The execution and delivery of signatures for this Agreement may occur via telecopy, and such telecopied signature pages shall have the force and effect of original signature pages.

d. If any legal action or proceeding arising out of or relating to this Agreement is brought by either party, the prevailing party shall be entitled to receive from the other party, in addition to any other relief that may be granted, the reasonable attorneys' fees, costs (including without limitation expert witnesses' fees), and expenses incurred in the action or proceeding by the prevailing party.

The undersigned hereby executes and delivers this Subscription Agreement to which this Signature Page is attached, which Agreement and Signature Page, together with all counterparts of such Agreement and Signature Pages of the other parties with respect to such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

CATEGORY(IES) PURSUANT TO WHICH PURCHASER QUALIFIES AS AN ACCREDITED INVESTOR:

____________________ (indicate the applicable section number(s) noted on Attachment 1 to the Agreement – (Sections 1 through 5)

Dated: __________, 2017

Number of Shares: ____________________

Purchase Price: $____________________ (No. of Shares x $______ per Share)

SIGNATURE: ______________________________

Print Subscriber Name: ________________________

Address: ______________________________

____

Phone: ______________________________

Email Address: __________________________

Social Security # _________________________

Acknowledged and Accepted:

Date: ______ __ 2017

SOLIS TEK INC. a Nevada corporation

By: ___________________________________

ATTACHMENT "1" TO SUBSCRIPTION AGREEMENT

A Purchaser is deemed to be an "accredited investor" if (i) he or she has a net worth (as hereinafter defined in excess of $ 1,000,000; or (ii) he or she has had individual annual income in excess of $300,000 in each of the two most recent years and reasonably expects individual income in excess of $300,000 in the current year; or (iii) he or she has had joint income along with his or her spouse in excess of $300,000 in each of the two most recent years and reasonably expects joint income in excess of $300,000 in the current year; or (iv) he or she is a director or executive officer of the Company; or (v) the Purchaser is a tax exempt entity, a corporation, a trust or a partnership not formed for the specific purpose of the investment and having total assets of over $5,000,000; or (vi) the Purchaser is a corporation, partnership, trust or other entity and each and every equity owner of such entity is an Accredited Investor.

PARTIAL DEFINITION OF ACCREDITED INVESTOR

An "accredited investor" includes the following categories:

1. Where the Purchaser is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000, excluding the value of his or her primary residence;

2. Where the Purchaser is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with their spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation), and has a reasonable expectation of reaching the same income level in the current year.

3. Where the Purchaser is a director or executive officer of the corporation which is issuing and selling the Shares at issue (i.e., the Company inasmuch as it is issuing and selling the Notes and the other Securities.)

4. Where the Purchaser is a corporation, partnership, Massachusetts business trust or nonprofit organization within the meaning of section 501I(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the securities at issue and with total assets in excess of $5,000,000.

5. Where the Purchaser is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities at issue (i.e., the Notes and the other Securities), where the purchase is directed by a "sophisticated person" as defined in Regulation 506(b)(2)(ii) under the Act;
or

6. Where the Purchaser is an entity in which all of the equity owners of such entity are "accredited investors" within one or more of the above categories.

PLEASE NOTE THE CATEGORY(IES) PURSUANT TO WHICH YOU QUALIFY AS AN ACCREDITED OR SOPHISTICATED INVESTOR ON YOUR SIGNATURE PAGE (IDENTIFYING SUCH CATEGORY(IES) BY THE PARAGRAPH NUMBER(S) REFERENCED ABOVE).